Goodwill and Other Intangible Assets - Summary of Expected Future Amortization of Other Intangible Assets (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 75,000
2017	62,000
2018	51,000
2019	40,000
2020	34,000
Thereafter	72,000
Total	$ 334,000